EXHIBIT 10.5

                     SECOND  MODIFICATION  TO  CONVERTIBLE
                        SUBORDINATED  PROMISSORY  NOTE


      THIS SECOND MODIFICATION TO CONVERTIBLE SUBORDINATED PROMISSORY NOTE (this "Modification") dated as of June 5, 1998, between Henley Healthcare, Inc., a Texas corporation (the "Company"), and Maxxim Medical, Inc., a Delaware corporation (the "Holder"). Hereinafter, capitalized words and phrases used herein which are defined in the Note (as such term is hereinafter defined) are used herein as therein defined, unless otherwise indicated.

                                  WITNESSETH :

      WHEREAS, the Company issued to the Holder a $7,000,000 Convertible Subordinated Promissory Note dated as of April 30, 1996 (the "Note") which was previously modified by that certain First Modification To Convertible Subordinated Note dated September 30, 1997;

      WHEREAS, the Company intends to consummate a purchase agreement between the Company and Delft Instruments ("Delft"), whereby the Company will acquire Enraf Nonius, a wholly-owned subsidiary of Delft ("Enraf");

      WHEREAS, in connection with the Enraf acquisition, the Company has requested that the Holder execute an amendment (the "Subordination Amendment") to that certain Subordination Agreement, dated as of April 30, 1996, by and among the Holder, the Company and Comerica Bank -Texas (the "Subordination Agreement"), which was previously amended on September 30, 1997, increasing the amount of allowable indebtedness under the Senior Loan Documents (as defined in the Subordination Agreement) from $12,000,000 to 14,000,000; and

      WHEREAS, the parties hereto desire to modify the applicable provisions of the Note.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

      1. MODIFICATION OF THE NOTE. Section 6.7(b) of the Note is hereby deleted and the following section is substituted therefor:

                  "(b) Funded Debt of the Company under the Senior Indebtedness not exceeding $14,000,000 in aggregate principal amount at any one time outstanding;"

      2. CONSENT AND WAIVER. Holder hereby consents to the Company's incurrence of certain debt in connection with the Enraf acquisition as shall be evidenced by the notes to be issued by the Company (directly or indirectly through any of its subsidiaries) to (i) Delft in the principal amount of no more than $4,500,000, and (ii) the Bank of Artesia in the principal amount of no more than $8,000,000, and the Company's guarantee of the debts of Henley BV. Holder waives the event of default which may have otherwise occurred as a result of the issuance of the notes or giving of the guarantee pursuant to Section 6.7 and 6.8 of the Note; provided, however, that the Holders's consent
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and waiver hereunder shall not be construed as an agreement or acknowledgment to subordinate the Note except as specifically provided by its terms or the Subordination Agreement, as amended.
      3. NO FURTHER EFFECT. Except as expressly modified hereby, the Note shall remain in full force and effect.

      4. GOVERNING LAW. This Modification shall be governed by and construed in accordance with the laws of the State of Texas.

      5. COUNTERPARTS; EFFECTIVENESS. This Modification may be signed in any number of counterparts, each of which shall be an original, and with the effect as if the signatures thereto and hereto were upon the same instrument. This Modification shall be effective as of the date hereof when each of the parties hereto shall have executed counterparts hereof.

      6. ORAL AGREEMENTS. This Modification represents the final expression between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior or contemporaneous oral agreement of the parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the date first written above.


                                        HENLEY HEALTHCARE, INC.
                                        a Texas corporation


                                        By: /s/ MICHAEL M. BARBOUR
                                                Michael M. Barbour,
                                           President and Chief Executive Officer



                                        MAXXIM MEDICAL, INC.
                                        a Delaware corporation


                                        By:
                                        Name:
                                        Title:

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